PREPAID LAND LEASES (Details 1) $ in Thousands	Jun. 30, 2016 USD ($)
Prepaid Land and Leases [Line Items]
2017	$ 268
2018	268
2019	268
2020	268
2021	268
Prepaid Land Lease Amortization Expense Net Total	$ 1,340